

Newtek
Business Services, Inc.

2006 Third Quarter Shareholder Conference Call

November 9, 2006

Barry Sloane – CEO/Chairman

Michael J. Holden - CFO



Safe Harbor Statement

The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek's actual results to differ from management's current expectations are contained in Newtek's filings with the Securities and Exchange Commission and available through http://www.sec.gov

Also we need to point out that our Capcos operate under a different set of rules in each of the 8 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in Louisiana, and New York we don't control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Newtek
Business Services, Inc.

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Mission Statement

Newtek is quickly becoming the Premier distributor of Business Services and Financial Products To The Small and Medium Sized Business Market

Newtek
Business Services, Inc.

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IMPLICATION

Mission Statement

We want the SMB market to view *NEWTEK*™ as "THE Company" to go to for all their business services needs.

Newtek
Business Services, Inc.

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Newtek Business Services Suite

- ***Business Lending*** – Business loans to start up, acquire or expand a business
- ***Electronic Payment Processing:*** Credit card, debit card, check conversion, and ACH solutions
- ***Insurance Services:*** Nationwide commercial and personal lines of insurance
- ***Outsourced Digital Bookkeeping:*** Bookkeeping and recordkeeping at a fraction of the cost of in house-house staff
- ***Web Hosting***: Full services web host including domain registration and online shopping cart tools
- ***Wed Design and Development***: Customized web design and development services for a powerful web presence
- ***Tax Preparation and Advisory Services:*** Expert tax planning and consultation for your business
- ***Data Backup, Storage and Retrieval***: Fast secure, off-site data backup, storage and retrieval
- ***Business Plan Preparation:*** Professional business plan assistance providing a roadmap for success

Newtek
Business Services, Inc.

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Newtek Third Quarter 06 Highlights

- Growing revenues in Web Hosting and EPP
- Growing profitability in Web Hosting and EPP
- SBA Lender posts third quarter profit of $500,000
- Growing EBITDA across 3 key businesses
- $48 million in cash = cash per share $1.37

(cash, cash equivalents and U.S. Treasuries)

- $83 million in book value = book value per share of $2.39

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Business Services, Inc.

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Newtek Business Services Financial Highlights During the first 9 months ended 9/30/06

- **Web Hosting segment revenue increased by 30% during the first 9 months ended 9/30/06**
- **Electronic Payment Processing segment revenue increased by 37% during the first 9 months ended 9/30/06**
- **Web Hosting EBITDA increased 15% during the first 9 months ended 9/30/06**
- **Electronic Payment Processing EBITDA increased 62 % during the first 9 months ended 9/30/06**
- **SBA Lending EBITDA increased 71% during the first 9 months ended 9/30/06**
- **Total Non-Capco segment revenue increased by 29% during the nine months**
- **Total Capco Revenue declined by 68% during the first 9 months ended 06 vs the first 9 months ended of 9/30/06**
- **Cash per share of $1.37**

* cash = cash, cash equivalents and treasuries

Newtek
Business Services, Inc.
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Newtek
Business Services, Inc.
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Newtek Business Services Financial Strength

- As of 9/30/06 $48 million in cash, cash equivalents, and short term treasuries
- As of 9/30/06 $83 million in shareholders equity
- As of 9/30/06 $2.39 in book value per share

Is Newtek Over Leveraged?

<u>Assets as of 9/30/06</u>

Tax Credit Receivable $100 million

Small Business Loans $26 million

<u>Liabilities as of 9/30/06</u>

Notes payable in credits in lieu of cash $88 million

GE/CIT/Signature Bank Facility $15 million

<u>Shareholder Equity as of 9/30/06</u>

$83 million

- Newtek paid off $6.6 million to TICC in the first 9 months of 2006
- Newtek paid off $2 million to AI Credit during the first 9 months of 2006

Newtek
Business Services, Inc.
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Remaining Debt

- TICC – $1.4 million
- Notes payable insurance – $7.3 million
- Deferred Tax Liability - $21.7 million
- This liability (DTL) should decline in the future

Newtek
Business Services, Inc.

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What is Newtek?

- It is a major play into owning a distribution company whose target is the national small to medium-sized business market place
  - 24.7 million potential clients
  - 51% of GDP
  - 9 out of 10 U.S. businesses
- It is achieving its goals and quickly becoming the premier provider of business services and financial products in excess of 70,000 client accounts
- It is a low cost provider of products and services
- It is a low cost acquirer of SMB customers

Newtek
Business Services, Inc.
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Newtek
Business Services, Inc.

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How is Newtek Accomplishing its Goal?

- By utilizing state-of-the-art web-based proprietary technology
- Web-based Referral Systems
  - Allow referrals from alliance partners giving them a window into our back office operation
- Web-based applications as an in-house tool to make our employees and associates efficient, smart & productive
  - High quality service - our clients don't type in data or hand write applications, nor do we require our alliance partners to do so

Newtek
Business Services, Inc.

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Who Uses Our Technology? Who Has Endorsed Its Use?

- Merrill Lynch – 15,500 Financial Advisors
- Morgan Stanley- 8,100 Financial Advisors
- CUNA – 8,300 credit unions
- NAVY Federal Credit Union
- UBS – 7,600 Financial Advisors
- US WCC
- National Physicians Health Care
- GM Auto Minority Dealers Association

Newtek
Business Services, Inc.
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Newtek Comparisons

- We are a difficult company for industry comparisons.
- Wal-mart - one stop shop
- Progressive – centralized processing off of web-based software.
- Unique distribution in basic service industry.

Number of EPP Customers by Year – Organic Growth (Ex. Acquisitions)



9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
# of Customers
896
2,174
4,133
6,655
8,313
2002
2003
2004
2005
2006*
Year

Estimated 2006

Newtek
Business Services, Inc.
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Number of EPP Customers by Year – (Including Acquisitions)



# of Customers
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
896
4,337
6157
9,178
12,796
2002
2003
2004
2005
2006*
Year

Newtek
Business Services, Inc.
We do it better

Number of Hosting Customers by Year



60,000
50,000
40,000
30,000
20,000
10,000
0
# of Customers
8,385
14,785
24,394
35,217
47,301
59,094*
2001
2002
2003
2004
2005
2006*
Year

Estimated 2006

Newtek Business Services, Inc.

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Customers per FTE by Division



832.
143.
14.
224.
900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
# of Customers
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek
Business Services, Inc.

We do it better

Revenue per FTE by Division



$725,645
$188,077
$251,220
$70,588
$800,000
$700,000
$600,000
$500,000
Dollars $400,000
$300,000
$200,000
$100,000
$0
Newtek Divisions
Processing
Hosting
Lending
Insurance

Newtek
Business Services, Inc.

We do it better

Shareholders' Equity per Share by Year


$ 3.00
$ 2.50
$ 2.00
Dollars
$ 1.50
$ 1.00
$ 0.50
$ 0.00
$ 0.51
$ 1.07
$ 1.54
$ 2.28
$ 2.51
2001
2002
2003
2004
2005
Year

Newtek
Business Services, Inc.
We do it better

Number of Referrals Submitted by Month



2500
2000
1500
1000
500
0
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04
May-04
Jun-04
Jul-04
Aug-04
Sep-04
Oct-04
Nov-04
Dec-04
Jan-05
Feb-05
Mar-05
Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06

Newtek
Business Services, Inc.

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Operations Cash Flow

- Positive cash flow from operations forecasted for 2006
- CAPCO is a Non-Contributor and a drain on earnings per share

Newtek
Business Services, Inc.

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Capco Drag On Earnings For Nine Months 0f 2006

	1st 9 Months 2005	1st 9 Months 2006
Non- Cash Income from tax credits	**$17.3 million**	**$4.6 million**
Non-Cash Interest accretion expense	**$9.3million**	**$9.8 million**
Non-Cash Insurance Expense Amortization	**$1.9 million**	**$2.2 million**
Pretax contribution to Earnings non-cash	**$6.1 million**	
Pretax loss to earnings non-cash		**($7.4million)**

Newtek
Business Services, Inc.
We do it better

New Technology Launches

- New Website Launch
- Establish Newtek Direct
- Establish V-Rep Concept
- Establish Further Penetration into Alliance Relationships
- Utilize Same Technology Platform for 3 distribution channels creates nice operating leverage

Newtek
Business Services, Inc.

We do it better

Newtek Business Services. COM



Newtek
Business Services, Inc.
ABOUT US
BUSINESS SOLUTIONS
INVESTOR RELATIONS
ALLIANCE PARTNERS
AGENTS & AFFILIATES
CAREERS
CONTACT US
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REPLAY
We Provide You With the Tools to
Manage and Grow Your Business.
Business Solutions
Business Lending
Insurance Services
Electronic Payment Processing
Outsourced Digital Bookkeeping
Data Backup, Storage and Retrieval
Tax Preparation and Advisory Services
Web Hosting
Business Plan Preparation
Web Development and Design
Apply today for one of our business solutions.
Click here to inquire and apply today! >
Alliance Partners
Click here to learn more >>
Agents & Affiliates
Click here to learn more >>
ABOUT US
BUSINESS SOLUTIONS
INVESTOR RELATIONS
ALLIANCE PARTNERS
AGENTS & AFFILIATES
CAREERS
CONTACT US

Newtek
Business Services, Inc.

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www.newtekbizpro.com/masta

Newtek
Business Solutions



HOME | ABOUT NEWTEK | TESTIMONIALS & CASE STUDIES | Additional Business Resources | Newtek Agent Resources | CONTACT

BUSINESS LENDING

ELECTRONIC PAYMENT PROCESSING

INSURANCE PRODUCTS

WEB HOSTING

WEBSITE DESIGN & DEVELOPMENT

DATA STORAGE

OUTSOURCED DIGIGITAL BOOKKEEPING

TAX PREPARATION AND ADVISORY SERVICES

BUSINESS PLAN PREPARATION

Providing You With The Tools You Need To Manage And Grow Your Business

At Newtek you have a dedicated relationship with an experienced agent who will work with you to understand your businss and achieve your goals and objectives. Your agent will work with you to leverage the power of Newtek's suite of services to lead your business to sustained profitability.



Michael Asta
Senior Bankcard Consultant
Newtek Business Solutions, LLC.
401 S. Main St. Suite 205
Ponoma, CA 91766
tel: (909)-629-2093
email: masta@newtekbusinesssolutions.com

Interested in applying for any of Newtek's Business Solutions?

apply today! >

Contact me to discuss:

- Business Lending
- Electronic Payment Processing
- Insurance Products
- Web Hosting
- Web Development and Design
- Data Retrieval and Back-up
- Outsourced Digital Bookkeeping
- Tax Preparation and Advisory Services
- Business Plan Preparation

As your dedicated agent, I am here to help you achieve your goals. Please contact me at the number above or send me an email to schedule an appointment.

Newtek
Business Services, Inc.

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Introducing Newt


Newt

Newtek
Business Services, Inc.

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Web Hosting – EBITDA for first 9 months of 2006

In Millions of Dollars

% Growth = 15.1


5.40
5.20
5.00
4.80
4.60
4.40
4.20
4.64
5.34
EBITDA
9/30/2005
9/30/2006

Newtek
Business Services, Inc.
We do it better

Web Hosting-Income Before Taxes for first 9 months '06

In Millions of Dollars

% Growth = 8.5


3.05
2.81
3
2.95
2.9
2.85
2.8
2.75
2.7
9/30/2005
9/30/2006

Newtek
Business Services, Inc.
We do it better

Newtek
Business Services, Inc.
We do it better

Electronic Payment Processing Highlights

- $2.5 million – Portfolio acquisition closed in 2nd Quarter
- $7.5 million – Portfolio had anticipated 6/30/06 close date

  (This transaction was not completed and EPP Guidance and Consolidated Guidance has been adjusted)
- Big revenue growth
- Great operating leverage and capacity to grow without additional capital or capex

EPP Revenue for first 9 months of '06

In Millions of Dollars

% Growth = 37.3


31.3
22.8
35
30
25
20
15
10
5
0
9/30/2005
9/30/2006

Newtek Business Services, Inc.

We do it better

EPP Pretax Net Income for first 9 months of '06

In millions of Dollars

% Growth = 61.5


2.5
2
1.5
1
0.5
0
1.3
2.1
*
Pretax Net Income
9/30/2005
9/30/2006

Includes one time gain of 900,000

% Growth without one time gain 525%

Newtek
Business Services, Inc.

We do it better

Lending Highlights

- Originations are down but break even rate is lower
- Average loan size is down and company is more efficient at processing
- Referrals are up and the lender is more selective
- Great operating leverage exists
- Cost of capital needs to improve

Newtek
Business Services, Inc.

We do it better

Small Business Lending 9 Month EBITDA

In Millions of Dollars

% Growth = 71.4%


3.50
3.00
2.50
2.00
1.50
1.00
0.50
1.87
3.20
9/30/05
9/30/06

Newtek Business Services, Inc.

We do it better

Small Business Lending 9 Month Segment Pre-Tax Income

In Millions of Dollars



600.00
400.00
200.00
0.00
-200.00
-400.00
-600.00
-800.00
.352
.653
2005
2006

Newtek
Business Services, Inc.
We do it better

Hotel Concentrations through 9/30/06


28.00%
19.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
9/30/2005
9/30/2006

Newtek
Business Services, Inc.
We do it better

Percentage Portfolio CCC through 9/30/06


40%
24%
40%
35%
30%
25%
20%
15%
10%
5%
0%
9/30/2005
9/30/2006

Newtek
Business Services, Inc.
We do it better

Average Loan Approval for first 9 months of '06

In Millions of Dollars



400
350
300
250
200
150
100
50
0
358
253
9/30/2005
9/30/2006

Newtek
Business Services, Inc.
We do it better

Newtek Highlights

- New Hires
- Transition to cash flow positive operating model
- Great technology creates low cost producer
- Expanding customer base in excess of 70,000 current client accounts
- High growth business 1,700 new clients net of attrition
- Simplify balance sheet and income statement
- Centralize operations vs. decentralized historic structure
- Pay down limited debt outstanding
- 07 Objectives separate and segregate Capco further

Newtek
Business Services, Inc.

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Newtek Summary

- The business model in transition is an investment opportunity
- The small to medium-sized business market is valuable
- A direct distributor of products and services into the SMB market
- Stable business model and scaleable
- Low cost processor
- Cross selling opportunities

Newtek
Business Services, Inc.
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2006 Segment Actual Results Third Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Electronic Payment Processing	11.2	0.9	1.3
Web Hosting	3.5	1.0	1.7
SBA Lending	2.8	.5	1.4
CAPCO	1.7	(3.6)	
All Other	2.7	1.1	
Corporate Activities	1.0	(1.6)	
Interco Eliminations	(1.3)		
Total	21.6	(1.7)	

Newtek Business Services, Inc.

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2006 Segment Guidance Fourth Quarter

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Electronic Payment Processing	12.9 -13.3	.9-1.0	1.3 -1.4
Wed Hosting	3.5 -3.6	.6 - .8	1.4 -1.6
SBA Lending	2.0 -2.1	(.3) – (.1)	.6 -.8
CAPCO	11.3 -11.4	5.9 -6.1	
All Other	1.3	(.2) - (.1)	
Corporate Activities	1.0	(1.6) - (1.4)	
Interco Eliminations	(1.0)		
Total	31.0 – 31.8	5.3 -6.3	

Newtek

Business Services, Inc.

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2006 Annual Segment Guidance

(in millions of dollars)

	Revenue	Pretax Net Income	EBITDA
Electronic Payment Processing	44.2 -44.6	3.0 -3.1	4.4 -4.5
Web Hosting	13.5 -13.6	3.6 -3.8	6.7 -6.9
SBA Lending	9.3 -9.4	0.0 - .3	3.8 - 4.0
CAPCO	17.0 -17.1	(5.0) - (4.8)	
All Other	7.2 -7.3	0 - .1	
Corporate Activities	4.5	(5.5) - (5.3)	
Interco Eliminations	(4.8)		
Total	90.8 -91.6	(3.9) - (2.8)	

Newtek
Business Services, Inc.
We do it better

Michael J. Holden - CFO

Management Discussion and Analysis

Newtek
Business Services, Inc.

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Questions & Answers

Newtek
Business Services, Inc.

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